UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: December 31, 2002

                            HOMEGOLD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)


SOUTH CAROLINA                  000-8909                   57-0513287
(State of other juris-        (Commission                 (IRS Employer
diction of incorporation)     File Number)            Identification Number)

           1021 BRIARGATE CIRCLE, COLUMBIA, SOUTH CAROLINA     29210
           (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:       (803) 365-2500

                   The Exhibit Index appears on page 9 hereof.

     ITEM 2.  SALE OF THE MAJORITY OF THE ASSETS OF RETAIL MORTGAGE DIVISION

         On December 31, 2002, HomeGold Financial, Inc. ("HGFN") completed the sale of the majority of the assets of its retail mortgage division headquartered in Lexington, SC to EMMCO, LLC ("EMMCO"), a South Carolina limited liability company. EMMCO was recently organized by Ronald J. Sheppard, formerly chief executive officer of HGFN, for the purpose of acquiring the purchased assets.

         The  purchase  price  consisted  of  $150,000  cash,  a $35  million 8%
cumulative preferred capital interest in EMMCO and a non-voting economic interest in EMMCO. The non-voting economic interest entitles HGFN to approximately 50% of the distributions of the profits of EMMCO until the aggregate distributions of profits to HGFN shall equal $170 million. Thereafter the preferred capital interest is entitled to such distributions until such distributions shall equal $35 million plus accrued dividends. Upon liquidation of EMMCO, including a sale of substantially all of its assets, the preferred capital interest of HGFN is entitled to a preference in liquidation to the extent of $35 million together with accrued dividends and the non-voting economic interest of HGFN is entitled to receive 50% of the gross proceeds of sale; provided that the non-voting economic interest and the preferred capital interest in EMMCO may not receive more than $205 million plus accrued dividends on the preferred capital interest. The approval of HGFN is required for a sale of the business or substantially all of EMMCO's assets if distributions and sales proceeds do not equal $205 million plus all accrued dividends on the preferred capital interest.

         The assets transferred to EMMCO consisted primarily of the following:

          o Assignment of leases for 8 of the retail mortgage division's 17 locations;
          o The retail mortgage division's equipment and contracts related thereto;
          o    Approximately $6.4 million in prepaid marketing expense;
          o    Pending unfunded mortgage loans selected by EMMCO;
          o The 49% membership interest of HGFN in Connected Information Services, LLC, a title insurance joint venture; and
          o All of the capital stock of Surety Mortgage, Inc., HGFN's conforming mortgage loan origination subsidiary.

         In connection with the purchase of assets by EMMCO, R-DOC, LLC, ("R-DOC"), a South Carolina limited liability company recently organized by Mr. Sheppard borrowed $5 million from HGFN and also purchased from HGFN an office location at 113 Reed Avenue in Lexington, South Carolina and certain vacant land at their combined net book value of approximately $3,445,000. The loan and the purchase price are evidenced by a promissory note of R-DOC in the amount of approximately $8,445,000 payable in 60 equal quarterly payments of principal and interest at 7 1/2%. The promissory note of R-DOC is secured by all of the assets of R-DOC except the acquired real estate. EMMCO may withhold from distributions to HGFN an amount equal to quarterly amortization of principal and interest of the R-DOC promissory note and distribute the same to Mr. Sheppard for R-DOC to make payment against its promissory note to HGFN. Concurrently with the purchase of assets by EMMCO, Mr. Sheppard entered into a voting agreement with HGFN in which he agreed to vote the shares of common stock of HGFN owned by him (approximately 35%) as recommended by the board of directors of HGFN on all matters submitted to a vote of the shareholders of HGFN. Mr. Sheppard also agreed not to transfer his shares except to transferees approved by the board of directors of HGFN. The voting agreement expires on the earlier of: (i) ten (10) years from December 31, 2002, (ii) the written consent of HGFN and Mr. Sheppard, or (iii) the completion of all distribution requirements of the operating agreement of EMMCO to holders of non-voting units of economic interest and to holders of preferred capital interest. In connection with the transaction HGFN also entered into agreements to provide loan servicing services to EMMCO for a fee of one half point per annum of the principal balance of loans serviced and certain ancillary fees including, among others, late charges, NSF fees and prepayment fees and to provide certain management services including payroll, human resources and other administrative services for monthly fees of $65,000.

         The foregoing description of the transaction is qualified in its entirety by reference to the Amended and Restated Asset Purchase Agreement, the EMMCO Operating Agreement, the Voting Agreement between HGFN and Ronald J. Sheppard, the Loan Servicing Agreement between EMMCO and HomeGold, Inc., the Management Services Agreement between EMMCO and HomeGold, Inc., the promissory note of R-DOC to HomeGold, Inc. and the Security Agreement between R-DOC and HomeGold, Inc. filed herewith as exhibits.

         Prior to closing the transaction the board of directors of HGFN received an opinion dated December 31, 2002 from Smith Capital, Inc. of Charlotte, North Carolina that the transaction is fair to the stockholders of HGFN from a financial point of view. In giving the opinion Smith Capital, Inc.

relied upon, and assumed without independent verification, the accuracy and completeness of certain publicly available information and information furnished by management of HGFN and EMMCO, including internal financial analyses and forecasts prepared by HGFN and EMMCO and their respective managements. The opinion states that it is based on economic, market and other conditions in effect on, and the information made available as of the date of the opinion. The opinion also states that it should be understood that subsequent developments may affect the opinion. The internal financial analyses and forecasts provided by the management of the Company and EMMCO included the best estimates of the management of such companies of future conditions and company performance. Such analyses and forecasts are inherently uncertain, and there can be no assurance that actual conditions or company performance will be as forecast.

         HGFN will continue to operate its wholesale mortgage operation, five of its remaining retail mortgage origination branches and its mortgage loan servicing operation and will continue its investment in FlexCheck, LLC, a payday lending company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of the Business Acquired. Not applicable.

         (b) Pro Forma Financial Information.
                Condensed statement of operations for the fiscal year ended December 31, 2001, condensed statement of operations for the eleven months ended November 30, 2002, condensed balance sheets as of November, 2002, notes to condensed financial information.

            HomeGold Financial, Inc. Condensed Financial Information

         The following unaudited condensed balance sheet presents the financial position of HomeGold Financial, Inc. as of November 30, 2002 assuming the sale transaction with EMMCO, LLC had occurred on that date. The unaudited condensed statements of operations present the results of operations (excluding any extraordinary items) of HomeGold Financial, Inc. for the fiscal year ended December 31, 2001 and the eleven months ended November 30, 2002 after giving pro forma effect to the divestiture of the majority of the Company's retail mortgage division as if it had occurred at the beginning ot the respective periods.

         The following financial information should be read in conjunction with the consolidated financial statements and related notes contained in the Company's 2001 Form 10-K and September 30, 2002, Form 10-Q.

         Forward-Looking Statements

         This report contains forward-looking statements that reflect management's current assumptions and estimates of future performance and economic conditions using information currently available. Such statements are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those projected, stated, or implied by the forward-looking statements.

         The Company's consolidated results and the forward-looking statements could be affected by, among other things: general economic conditions in the markets in which the Company operates; economic developments that have a particularly adverse effect on one or more of the markets served by the Company; the ability to execute management's internal operating plans; the timing and magnitude of capital expenditures; economic and market conditions in the U.S. and worldwide including inflation, recession, interest rates, acts of terrorism and other economic factors; overall competitve activities; lower origination volumes due to market conditions; higher losses due to economic downturn or lower real estate values; loss of key employees; adverse consequences of changes in interest rate environment; deterioration of credit worthiness of borrowers and risk of default; loss of funding sources; loss of ability to sell loans; lower premiums on loan sales; general lending risks; dependence on Federal programs; regulation of lending activities; and changes in the regulatory environment.

         The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.


                    HOMEGOLD FINANCIAL, INC. AND SUBSIDIARIES
                        CONDENSED STATEMENT OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                                     HISTORICAL          ADJUSTMENTS     (1)     PRO FORMA
                                                                  -----------------    -----------------      -----------------
REVENUES:
         Interest income                                          $          8,009     $         (1,753)      $          6,256
         Servicing income                                                    4,268                   --                  4,268
         Gain on sale of loans:
                Cash gain on sale of loans                                  12,808              (12,808)                    --
                Loan fee income                                             28,060              (28,060)                    --
                                                                  -----------------    -----------------      -----------------
                    Total gain on sale of loans                             53,145              (42,621)                10,524

         Other revenues                                                      1,266                   --                  1,266
                                                                  -----------------    -----------------      -----------------
                    Total revenues                                          54,411              (42,621)                11,790


EXPENSES:
         Interest                                                           20,609               (3,994)                16,615
         Provision for credit losses                                         2,883                   --                  2,883
         Fair value write-down of residual receivables                      10,490                   --                 10,490
         Salaries, wages and employee benefits                              37,595              (30,076)                 7,519
         Business development costs                                          9,169               (8,891)                   278
         Other general and administrative expenses                          26,758               (8,128)                18,630
                                                                  -----------------    -----------------      -----------------
                    Total expenses                                         107,504              (51,089)                56,415

                Loss before income taxes and
                minority interest and extraordinary item                   (53,093)              (8,468)               (44,625)
         Provision for income taxes                                         22,524                   --                 22,524
                                                                  -----------------    -----------------      -----------------

                Income (loss) before minority interest                     (75,617)              (8,468)               (67,149)
                and extraordinary item
         Minority interest in losses of a subsidiary                            (4)                  --                     (4)
         Extraordinary item - extinguishment of debt                         2,022                   --                  2,022
                                                                  -----------------    -----------------      -----------------
                NET LOSS                                          $       (73,599)     $         (8,468)      $       (65,131)
                                                                  =================    =================      =================

EARNINGS PER SHARE:
         Historical:
                Basic                                             $         (4.36)
                Diluted                                           $         (4.36)

         Pro Forma:
                Basic                                                                                         $         (3.86)
                Diluted                                                                                       $         (3.86)

WEIGHTED AVERAGE SHARES OUTSTANDING:
                Basic                                                  16,882,919                                    16,882,919
                Diluted                                                16,882,919                                    16,882,919



                    HOMEGOLD FINANCIAL, INC. AND SUBSIDIARIES
                        CONDENSED STATEMENT OF OPERATIONS
                  FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2002
                                 (IN THOUSANDS)

                                                                     HISTORICAL          ADJUSTMENTS     (1)     PRO FORMA
                                                                  -----------------    -----------------      -----------------
REVENUES:
         Interest income                                          $          7,942     $         (1,738)      $          6,204
         Servicing income                                                    2,984                   --                  2,984
         Gain on sale of loans:
                Cash gain on sale of loans                                  13,940              (11,263)                 2,677
                Loan fee income                                             30,228              (24,837)                 5,391
                                                                  -----------------    -----------------      -----------------
                    Total gain on sale of loans                             55,094              (37,838)                17,256

         Other revenues                                                      3,457                   --                  3,457
                                                                  -----------------    -----------------      -----------------
                    Total revenues                                          58,551              (37,838)                20,713


EXPENSES:
         Interest                                                           22,389               (3,731)                18,658
         Provision for credit losses                                          (251)                  --                   (251)
         Fair value write-down of residual receivables                          --                   --                     --
         Salaries, wages and employee benefits                              44,941              (34,020)                10,921
         Business development costs                                          8,573               (8,328)                   245
         Other general and administrative expenses                          24,227              (26,535) (3)            (2,308)
                                                                  -----------------    -----------------      -----------------
                    Total expenses                                          99,879              (72,614)                27,265

                Income (loss) before income taxes and
                minority interest and extraordinary item                   (41,328)              34,776                 (6,552)
         Provision for income taxes                                            649                   --                    649
                                                                  -----------------    -----------------      -----------------

                Income (loss) before minority interest                     (41,977)              34,776                 (7,201)
                and extraordinary item
         Minority interest in loss of a subsidiary                              (6)                  --                     (6)
         Extraordinary item - extinguishment of debt                            17                   --                     17
                                                                  -----------------    -----------------      -----------------
                NET LOSS                                          $        (41,966)    $          34,776      $         (7,190)
                                                                  =================    =================      =================

LOSS PER SHARE: (9)
         Historical:
                Basic                                             $          (2.48)
                Diluted                                           $          (2.48)

         Pro Forma:
                Basic                                                                                         $          (0.58)
                Diluted                                                                                       $          (0.58)

WEIGHTED AVERAGE SHARES OUTSTANDING:
                Basic                                                  16,918,283                                    16,918,283
                Diluted                                                16,918,283                                    16,918,283




                    HOMEGOLD FINANCIAL, INC. AND SUBSIDIARIES
                            CONDENSED BALANCE SHEETS
                                NOVEMBER 30, 2002
                                 (IN THOUSANDS)
                                                                         HISTORICAL          ADJUSTMENTS     (2)       PRO FORMA
                                                                       ----------------    -----------------        ----------------
ASSETS
Cash and cash equivalents                                              $        11,343     $        (5,000)         $         6,343

Loans receivable
         Loans receivable held for investment                                    3,693                    --                  3,693
         Loans receivable held for sale                                         54,939                    --                 54,939
                                                                       ----------------    -----------------        ----------------
                Total loans receivable                                          58,632                    --                 58,632
         Less allowance for credit losses on loans                                (541)                  --                    (541)
         Less deferred loan fees                                                  (556)                  --                    (556)
                                                                       ----------------    -----------------        ----------------
                Net loans receivable                                            57,535                    --                 57,535

Other receivables:
         Accrued interest receivable                                             2,554                    --                  2,554
         Other receivables                                                      26,726                8,445  (4)             35,171
                                                                       ----------------    -----------------        ----------------
                Total other receivables                                         29,280                   --                  37,725

Residual receivables, net                                                       48,618                   --                  48,618
Property & equipment, net                                                       22,119               (6,905)                 15,214
Real estate and personal property held acquired
         through foreclosure                                                       591                   --                     591
Excess of cost over net assets of acquired businesses                           19,381                   --                  19,381
Debt origination costs                                                              59                   --                      59
Servicing asset                                                                    442                   --                     442
Other assets                                                                     9,448                28,259                 37,707
                                                                       ----------------    -----------------        ----------------
TOTAL ASSETS                                                           $       198,816     $          24,799        $       223,615
                                                                       ================    =================        ================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Revolving warehouse lines of credit                                    $        43,796     $             --         $        43,796
Investor savings:
         Notes payable to investors                                            227,883                   --                 227,883
         Subordinated debentures                                                42,538                   --                  42,538
                                                                       ----------------    -----------------        ----------------
                Total investor savings                                         270,421                   --                 270,421

Senior unsecured debt                                                            6,225                   --                   6,225

Accounts payable and accrued liabilities                                         2,349                   --                   2,349
Remittances payable                                                                940                   --                     940
Accrued interest payable                                                         1,492                   --                   1,492
                                                                       ----------------    -----------------        ----------------
         Total other liabilities                                                 4,781                   --                   4,781
                                                                       ----------------    -----------------        ----------------
Total liabilities                                                              325,223                   --                 325,223
Minority interest                                                                   14                   --                      14

Shareholders' equity:
         Common stock                                                               17                   --                      17
         Preferred stock                                                        10,000                   --                  10,000
         Capital in excess of par                                               46,659                   --                  46,659
         Retained earnings (accumulated deficit)                              (183,097)              24,799  (5)           (158,298)
                                                                       ----------------    -----------------        ----------------
Total shareholders' equity                                                    (126,421)              24,799                (101,622)
                                                                       ----------------    -----------------        ----------------

                TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $       198,816     $         24,799        $        223,615
                                                                       ================    =================        ================

Notes to Condensed Financial Information

(1) To eliminate the results of operations from the retail branches and support departments for the respective period reflected in the condensed financial statement of operation.
(2)  To record the divestiture of assets being purchased by EMMCO, LLC.
(3) To record a $24.8 million gain on sale of assets to EMMCO, LLC due to EMMCO issuing HGFN $35 million of preferred capital interest in exchange for $10.2 million of assets.
(4) To record a $8.4 million note receivable from R-DOC, LLC in exchange for $5 million cash and $3.4 million of buildings and land.
(5) To record an $24.8 million adjustment in retained earnings (accumulated deficit) that resulted from the gain on sale of assets to EMMCO, L.L.C.


         (c)   Exhibits.

               99.3 Amended  and  Restated  Asset  Purchase   Agreement  between
                    HomeGold,  Inc.  and EMMCO,  LLC,  dated as of December  31,
                    2002.
               99.4 Operating  Agreement of EMMCO,  LLC dated as of December 31,
                    2002.
               99.5 Voting Agreement between HomeGold Financial, Inc. and Ronald
                    J. Sheppard dated December 31, 2002.
               99.6 Loan Servicing  Agreement between HomeGold,  Inc. and EMMCO,
                    LLC dated December 31, 2002.
               99.7 Management  Services  Agreement between  HomeGold,  Inc. and
                    EMMCO, LLC dated December 31, 2002.
               99.8 Promissory  Note  of  R-DOC,  LLC to  HomeGold,  Inc.  dated
                    December 31, 2002.
               99.9 Security  Agreement  between R-DOC,  LLC and HomeGold,  Inc.
                    dated December 31, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HOMEGOLD FINANCIAL, INC.

                                              By: /s/ Karen A. Miller
                                              -------------------------------
                                              Karen A. Miller
                                              Executive Vice President
                                              Chief Financial Officer
                                              Treasurer

                                  EXHIBIT INDEX

     99.3 Amended and Restated Asset Purchase Agreement between HomeGold, Inc., and EMMCO, LLC dated as of December 31, 2002.
     99.4 Operating Agreement of EMMCO, LLC dated as of December 31, 2002.
     99.5 Voting Agreement between HomeGold Financial, Inc. and Ronald J. Sheppard dated December 31, 2002.
     99.6 Loan Servicing Agreement between HomeGold, Inc. and EMMCO, LLC dated December 31, 2002.
     99.7 Management Services Agreement between HomeGold, Inc. and EMMCO, LLC dated December 31, 2002.
     99.8 Promissory  Note of R-DOC,  LLC to HomeGold,  Inc.  dated December 31,
          2002.
     99.9 Security Agreement between R-DOC, LLC and HomeGold, Inc. dated December 31, 2002.